UNITED STATES BANKRUPTCY COURT
WESTERN DISTRICT OF NEW YORK

IN RE:                                CHAPTER 11
   CELLULAR PRODUCTS, INC.            94-13415 K

                  NOTICE OF MOTION REGARDING SALE OF
                  ASSETS PURSUANT TO 11 U.S.C. SECTION 363
                  AND RULES 6004(a) and (c) and
                  2000 (a) and (c) OF THE RULES
                  OF BANKRUPTCY PROCEDURE

     PLEASE TAKE NOTICE that Cellular Products, Inc., (the "Debtor"), by and through their attorneys, Aaron, Dautch, Sternberg & Lawson, will move before this Court for an Order authorizing the Debtor to sell assets, which constitute property of the estate, pursuant to 11 U.S.C. Section 541, pursuant to an Asset Purchase Agreement entered into between the Debtor and Hemagen Diagnostics Inc. dated August 20th, 1996, and amendment dated August 26th, 1996, which hearing will be conducted and held on the 24th day of September, 1996, at 11 o'clock in the forenoon or as soon thereafter as counsel can be heard. A copy of the debtor's motion and the aforementioned Agreement are on file with the Court. The proposed sale is in accordance with 11 U.S.C. Section 363(f) and proposes to sell, transfer, convey all assets, free and clear of any and all liens, claims or encumbrances, which liens, claims or encumbrances will attach to the proceeds to the extent applicable. The Court will subsequently on the 3rd day of October, 1996 at 10:00 o'clock in the forenoon, entertain and consider such higher and better offers as may be submitted to the debtor pursuant to such terms as approved and set by the court at the September 24th, 1996 hearing.

     PLEASE TAKE NOTICE that any objection must be filed with this court and served upon Aaron, Dautch, Sternberg & Lawson, attorneys for the debtor, 500 Convention Tower, Buffalo, New York, 14202, on or before the 17th day of September, 1996.

DATED:  August 27th, 1996

                        Respectfully submitted:


                        /s/  William E. Lawson, Esq.
                       _______________________________
                       William E. Lawson, Esq.
                       Aaron, Dautch, Sternberg
                       and Lawson
                       500 Convention Tower
                       Buffalo, New York 14202
                       716-854-3015
To All Creditors and Parties in Interest
UNITED STATES BANKRUPTCY COURT
WESTERN DISTRICT OF NEW YORK

IN RE:                                CHAPTER 11
   CELLULAR PRODUCTS, INC.            94-13415 K

          MOTION FOR APPROVAL OF SALE OF
          PROPERTY OF THE ESTATE PURSUANT
          TO 11 U.S.C. SECTION 363 (f)

TO:  MICHAEL J. KAPLAN
     United States Bankruptcy Judge

     CELLULAR PRODUCTS, INC. (the "Debtor"), by its attorneys,
Aaron, Dautch, Sternberg & Lawson, in support of its motion for approval of sale of property of the estate pursuant to 11 U.S.C.
Section 363, hereby represents as follows:

     1. The debtor filed a petition under Chapter 11 of the United States Bankruptcy Code on November 23rd, 1994, and has been operating as a debtor-in-possession in accordance with 11 U.S.C.
Section 1108.

     2. The Court has jurisdiction to hear and determine this motion pursuant to 28 U.S.C. Section 1334 and a general order of reference entered by the District Court for the Western District of New York in accordance with 28 U.S.C. Section 157. This is a core proceeding pursuant to 28 U.S.C. Section 157(b). On or about August 20th, 1996, the Debtor, as Seller, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Hemagen Diagnostics, Inc. ("Hemagen") as Buyer, pursuant to which the Debtor will sell all of its assets ("assets") as set forth in the attached agreement dated August 20th, 1996 and amendment dated August 26, 1996. Since the filing of the Chapter 11 petition, the debtor has entertained various offers of purchase with regard to its assets after exchange of confidentiality agreement and after receiving proof of financial stability from the offerees. After considerable dialogue and negotiations, the debtor determined that acceptance of the Hemagen offer is in the best interest of the estate and creditors in this case.

     3. In light of the substantial time and effort the Debtor's directors have been forced to expend with regard to the various suitors interested in the purchase of the debtor, they have been hard pressed to meet their daily operating obligations as well as their efforts to increase sales and market product. This, to a degree, has been compounded by the resignation of the former CEO of the corporation whose duties have fallen on the shoulders of the remaining directors, Michael Durski and James Hengst. Further, the corporation is being pressured with regard to the administrative loan balance, which loan had been previously approved by this court. Such note is a demand note which appears will be shortly called which would put severe financial pressure on the Debtor. Further, the Debtor, without influx of capital which it anticipated, as a result of its original plan is short of that cash that it anticipated to cover operating expenses. In addition, further delay results in additional professional fees which would seriously erode debtor's assets, and therefore, it is necessary to expedite approval of the terms of the Asset Agreement by proceeding in accordance with 11 U.S.C. Section 363 rather than undertaking a much lengthier procedure necessarily involved in seeking approval of a plan through confirmation of a plan of liquidation in accordance with the provisions of 11 U.S.C., 1127 ET. Seg.

     4. Upon approval and consummation of the sale of the Assets, in accordance with the Asset Purchase Agreement, the debtor shall forthwith file a plan of liquidation and disclosure statement providing for a distribution of the proceeds realized from the proposed instant sale.

     5. Upon information and belief, the Debtor is current with regard to all tax obligations and therefore there are not any possible liens pending in favor of the New York State Department of Taxation and Finance or the Internal Revenue Service.

     6. The Asset Purchase Agreement when consummated, generates substantial funds for the Debtor's estate, which after payment of the Secured Creditors, professional fees, and repayment of the outstanding administrative loan, will permit the debtor to fashion a disclosure statement and plan of liquidation resulting in an approximate 30 percent dividend to the general unsecured creditors, payable at closing approximately one-half of such dividend and the balance one year from the date of closing.

     WHEREFORE, the debtor respectfully requests an Order of this court approving the sale of its assets according to the terms of the Asset Purchase Agreement attached hereto, free and clear of the interest of claims, security interest, liens or encumbrances, which to the extent applicable, will be asserted against proceeds allotted to any such encumbered asset or to approve such materially higher and better offers which may be submitted by qualified parties as may be received by the debtor, along with such other and further relief as may be appropriate.

DATED:  August 27th, 1996

                   AARON, DAUTCH, STERNBERG & LAWSON

                   By  /s/  William E. Lawson
                      ________________________________
                      William E. Lawson
                      500 Convention Tower
                      Buffalo, New York 14202

                                                HEMAGEN

                             August 20, 1996

Cellular Products, Inc.
872 Main Street
Buffalo, NY 14202

     Hemagen Diagnostics, Inc. or its nominee, ("Hemagen") hereby offers to purchase all of the assets of Cellular Products, Inc. ("CPI"), including without limitation all real estate (excluding, however, 878 Main Street, Buffalo, NY), cash, accounts receivables, machinery and equipment, inventory, contracts, and all general intangibles including tradename, trademarks, patents, copyrights and trade secrets, (the "Assets"), as follows:

     1. Purchase Price. The Purchase Price shall be Six Hundred Thousand Dollars ($600,000.00), $400,000.00 payable at the time of closing and $200,000.00 payable on the first anniversary thereafter. In addition, Hemagen shall assume, on the same terms and conditions given to CPI, up to $70,000 of the current trade payables of CPI (meaning payables which are not past due or which have been invoiced to CPI within 90 days before or after closing). In the event the purchase is made by Hemagen's nominee, Hemagen will issue an unsecured guarantee for the deferred payment of the $200,000 due after closing.

     2. Conditions to Closing. The obligations of Hemagen to consummate the transaction herein, unless expressly waived by Hemagen in writing, are subject to the satisfaction at or prior to closing of each of the following conditions:

         (a) All material consents, approvals and waivers from third parties and governmental agencies necessary to permit the Debtor to transfer the Assets to Hemagen as shall have been obtained or provided for and no such consent, approval or waiver shall have been withdrawn.

         (b) This Agreement and the transactions contemplated hereby shall have been duly approved by the Bankruptcy Court, and the documents and instruments to be delivered to Hemagen at the closing shall be in full compliance with applicable law and effective to sell, convey and assign all of CPI's right, title and interest to all of the Assets, free and clear of all liens and encumbrances, with Hemagen permitted to continue operating at 872 Main Street, Buffalo, N.Y.

         (c) Since the date of this Agreement, there has not been any material adverse change in the business or operation of CPI including, without limitation, the Assets, and CPI has not incurred, or become subject to, any liability, obligation or commitment of any nature, except liabilities incurred in the ordinary course of business and consistent with past practice.
         (d) At least 75 percent of CPI's existing employees agree to accept employment with Hemagen.

         (e) Confirmation by Hemagen based upon audited financial statements at Hemagen's expense that the financial information furnished by Debtor is true and accurate.

         (f) CPI shall file for an expedited hearing in form and substance satisfactorily to CPI and Hemagen directing that any competing offers for the Assets be at least $650,000.

         (g) Except to the extent required by fiduciary obligations under applicable law, CPI, its officers, directors and employees, shall not directly or indirectly initiate or solicit any proposals for a sale or purchase of all or substantially all of the Assets. CPI shall promptly notify and communicate to Hemagen the terms and identity of any offeror or inquiry.

         (h) If the Assets are ultimately sold to a third party, subject to court direction, Hemagen will be paid $40,000 of any successor high bid, plus 50 percent of any amount paid in excess of $650,000 up to but not exceeding an additional $40,000 in order to reimburse Hemagen for its out of pocket expenses which CPI and Hemagen agree is commercially reasonable and necessary to induce Hemagen to enter into and consummate this transaction.

         (i) This Agreement is contingent upon approval of the Bankruptcy Court after notice to creditors and a hearing, if so requested by the Court.

     If the foregoing is acceptable, kindly indicate your acceptance below and return a signed copy to Hemagen on or before close of business on Wednesday, August 21, 1996 or this Offer shall be deemed withdrawn.

                   HEMAGEN DIAGNOSTICS, INC.

                   By: /s/  Carl Franzblau
                      ________________________________
                      Carl Franzblau, President

     Acknowledged and agreed to in accordance with the terms and conditions outlined herein.

                   CELLULAR PRODUCTS, INC.

                   By: /s/  Michael S. Durski
                      ________________________________
                      Michael S. Durski, Vice President

                   By: /s/ James C. D. Hengst
                      ________________________________
                      James C. D. Hengst, President
                                                     HEMAGEN

                                   August 26, 1996

Cellular Products, Inc.
872 Main Street
Buffalo, NY 14202

     This letter, if accepted by Cellular Products, Inc. ("CPI"), amends the letter agreement previously executed by Hemagen Diagnostics, Inc. ("Hemagen") and CPI dated August 20, 1996 (the "Letter Agreement") regarding the purchase all of the assets of CPI. In all other respects, the Letter Agreement shall remain in full force and effect. The Letter Agreement is amended as follows:

     1. Amendment to Paragraph 2 (h): Paragraph 2 (h) is deleted in its entirety and the following new Paragraph 2 (h) is substituted in place thereof:

         "(h) If the Assets are ultimately sold to a third party, subject to court direction, Hemagen will be paid the lesser of:

               (A) the actual out of pocket expenses incurred by Hemagen, or

               (B) $40,000 of any successor high bid, plus 50 percent of any amount paid in excess of $650,000 up to but not exceeding an additional $40,000, in order to reimburse Hemagen for its out of pocket expenses which CPI and Hemagen agree is commercially reasonable and necessary to induce Hemagen to enter into and consummate this transaction. If Hemagen is reimbursed pursuant to the terms of this Paragraph, then, subject to CPI waiving any breach of confidentiality claims, Hemagen will make available its findings to any third party presenting a competing offer. The parties acknowledge that Hemagen is not able to control the actions of its independent accountants and therefore Hemagen cannot make any representations regarding access to the accountants' workpapers or whether the accountants will issue an opinion regarding the financial records of CPI which a third party may rely upon."

     If the foregoing amendment is acceptable, kindly indicate your acceptance below and return a signed copy to Hemagen.

                   HEMAGEN DIAGNOSTICS, INC.

                   By: /s/  Carl Franzblau
                      ________________________________
                      Carl Franzblau, President

     Acknowledged and agreed to in accordance with the terms and conditions outlined herein.

                   CELLULAR PRODUCTS, INC.

                   By: /s/  Michael S. Durski
                      ________________________________
                      Michael S. Durski, Vice President

                   By: /s/ James C. D. Hengst
                      ________________________________
                      James C. D. Hengst, President